                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE NEW SOUTH AFRICA FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         THE NEW SOUTH AFRICA FUND INC.
                              101 CARNEGIE CENTER
                             PRINCETON, N.J. 08540

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The New South Africa Fund Inc. (the "Fund") will be held at 2:00 p.m., on Thursday, May 14, 1998 at the offices of Bear Stearns Funds Management Inc., 245 Park Avenue, New York, New York 10167, U.S.A., for the following purposes:

          (1) To elect one director ("Proposal No. 1");

          (2) To act upon a proposal to ratify the selection of Price Waterhouse LLP as Independent Public Accountants for the Fund for the fiscal year ending February 28, 1999 ("Proposal No. 2"); and

          (3) To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on April 6, 1998 will be entitled to vote at the Meeting. The Fund's annual report to stockholders for the last fiscal year is being mailed to all such stockholders with this notice and proxy statement.

                                           By order of the Board of Directors,

                                           LINDA E. FIELD
                                           Secretary

April 8, 1998

     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                         THE NEW SOUTH AFRICA FUND INC.
                              101 CARNEGIE CENTER
                             PRINCETON, N.J. 08540

                             ---------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

     This Proxy Statement is furnished to the stockholders of THE NEW SOUTH AFRICA FUND INC. (the "Fund") in connection with the solicitation by the Board of Directors of the Fund of proxies to be used at an Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the offices of the Fund's administrator, Bear Stearns Funds Management Inc., 245 Park Avenue, New York, New York 10167, U.S.A., on Thursday, May 14, 1998 at 2:00 p.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     Stockholders of record at the close of business on April 6, 1998 will be entitled to vote at the Meeting. If a proxy is executed and returned, the shares represented thereby will be voted at the Meeting. On that date, the Fund had outstanding and entitled to vote at the Meeting 4,496,521 shares, each entitled to one vote. The presence, in person or proxy, of Stockholders entitled to cast at least a majority of the votes which all Stockholders are entitled to cast will constitute a quorum. The affirmative vote of Stockholders representing a majority of the votes cast is required for Proposal No. 1. Abstentions will be treated as votes against an item. "Non-votes" will have no effect on the vote. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on certain matters under discretionary authority or instructions from the beneficial owner but does not vote on other matters for which the nominee had not received instructions and may not exercise discretionary authority.

     Any stockholder giving a proxy will have the power to revoke it by notice in writing received by the Secretary of the Fund, c/o The New South Africa Fund Inc., 101 Carnegie Center, Princeton, N.J. 08540, U.S.A., prior to the exercise of such proxy at the Meeting. Also, any stockholder attending the Meeting may vote in person whether or not he or she has previously filed an executed proxy. Each proxy will be voted in accordance with the directions given thereon by the stockholder. If no specific directions to the contrary are given, a proxy will be voted for the election of one Director, and in favor of Proposal No. 2.

     Other than as set forth in the table below and notes thereto, no person, to the knowledge of the Fund, owned 5% or more of the outstanding shares of the Fund. Each share or fractional share outstanding on the record date will be entitled to one vote or fractional vote at the meeting.

     As of April 6, 1998, the following persons were known to the Fund to be beneficial owners of more than 5% of the outstanding shares of the Fund:

                                                  NAME OF              AMOUNT AND NATURE        PERCENT
             TITLE OF CLASS                   BENEFICIAL OWNER      OF BENEFICIAL OWNERSHIP   OF CLASS(1)
----------------------------------------  ------------------------  -----------------------   -----------
Common Stock, par value $0.001 per share  President and Fellows of
                                          Harvard College(2)                401,300(2)          8.9(2)
                                          City of London
                                          Investment Group PLC(3)         1,463,610(3)         32.5(3)

---------------

(1) Based upon 4,496,521 shares of common stock of the Fund outstanding as of April 6, 1998.
(2) Information regarding beneficial ownership of shares of common stock of the Fund by the President and Fellows of Harvard College ("Harvard") is based solely upon information in Harvard's report on Schedule 13G-A understood to have been filed with the U.S. Securities and Exchange Commission (the "SEC") on February 13, 1998.
(3) The Fund has been advised that beneficial ownership of shares reported by City of London Investment Group PLC ("CLIG")(formerly Olliff & Partners PLC) includes beneficial ownership of shares held by entities that are directly or indirectly controlled by CLIG. These entities include two investment managers, City of London Investment Management Company Ltd ("CLIM") and City of London Unit Trust Managers Ltd ("CLUTM"), which have reported beneficial ownership of 886,690 (19.7%) and 279,460 (6.2%), respectively, and a collective investment vehicle, Emerging Market Country Trust ("EMCT"), which has reported beneficial ownership of 297,460 (6.6%). The Fund has been advised that CLUTM acts as investment manager of EMCT. Information regarding beneficial ownership of shares of common stock of the Fund for CLIG, CLIM, CLUTM, and EMCT is based solely upon information in these entities' reports on Schedule 13G understood to have been filed with the SEC on February 11, 1998.

     The cost of soliciting proxies for the Meeting, consisting primarily of printing and mailing expenses, will be paid by the Fund. This solicitation is being made by the use of the mails, but may also be made by telephone, telegraph and personal interview. The Fund has retained the services of MacKenzie Partners Inc. for the solicitation of proxies. Approximately 12 persons in the employ of MacKenzie Partners Inc. will be involved in the solicitation of proxies from shareholders of the Fund. The Fund will pay such firm a fee of approximately $3,500 and will reimburse it for its reasonable expenses. Proxies should be returned in the enclosed envelope. This Proxy Statement and accompanying form of proxy are first being sent to stockholders on or about April 14, 1998.

     The Fund's investment adviser is Fleming International Asset Management Limited ("FIAM" or the "Investment Adviser"), 25 Copthall Avenue, London EC2R 7DR, United Kingdom.

     COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-852-4750, OR BY WRITING TO THE FUND'S TRANSFER AGENT, C/O PNC BANK, N. A., 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.

                             ELECTION OF DIRECTORS

                                 PROPOSAL NO. 1

     At the Meeting, one "Class I Director" of the Fund is to be elected for a period of three years and until his successor has been elected and qualified. It is the intention of the person named in the enclosed form of proxy to vote the shares represented thereby for the election of the following nominee as a Director of the Fund. The nominee is currently the sole "Class I Director" of the Fund and his term will expire on the date of the Fund's 1998 annual meeting of shareholders.

     Set forth below is the nominee for election to the Fund's Board of Directors, together with certain other information.

                                                                                SHARES OF
                                                                                  COMMON
                                                                                  STOCK
                                  POSITION WITH        PRINCIPAL OCCUPATION      OWNED AT
         NAME           AGE          THE FUND         AND OTHER AFFILIATIONS  APRIL 6, 1998    CLASS
         ----           ---   ----------------------  ----------------------  --------------   -----
Arnold Witkin(1)        53         Director           Chairman, Gensec/NSA            0           I
                                                        Equity Fund (an
                                                        unlisted private
                                                        equity fund) since
                                                        January 1998.
                                                        Previously Chairman,
                                                        NSA Investment
                                                        Limited, (a
                                                        Johannesburg Stock
                                                        Exchange-listed
                                                        investment trust)
                                                        since 1994.

     'Class II Directors' terms will expire in 1999 and 'Class III Directors' terms will expire in 2000. The following Directors and officers of the Fund will continue to serve in such capacity until their terms of office expire and their successors are duly elected and qualified.

                                                                                SHARES OF
                                                                                  COMMON
                                                                                  STOCK
                                  POSITION WITH        PRINCIPAL OCCUPATION      OWNED AT
         NAME           AGE          THE FUND         AND OTHER AFFILIATIONS  APRIL 6, 1998    CLASS
         ----           ---   ----------------------  ----------------------  --------------   -----
Iain O.S. Saunders*     50         President and      Deputy Chairman,                0         III
                                     Treasurer of       Robert Fleming Asset
                                     the Fund, and      Management (the
                                     Chairman of the    asset management
                                     Board of           division of Robert
                                     Directors          Fleming Holdings
                                                        Limited ("Robert
                                                        Fleming"), the
                                                        ultimate corporate
                                                        parent of FIAM)
                                                        since May 1994.
                                                        Chairman, Fleming
                                                        Investment
                                                        Management Limited
                                                        from January 1990
                                                        through May 1994.
                                                        Mr. Saunders has
                                                        held a variety of
                                                        positions within
                                                        Robert Fleming since
                                                        1971 and is an
                                                        officer of FIAM.
Anton Dirk Botha(1)     44         Director           Chief Executive,                0          II
                                                        Genbel Securities
                                                        Limited (a trader;
                                                        investor and
                                                        underwriter of South
                                                        African securities)
                                                        since 1988.
Arthur Levy*            55         Director           Vice Chairman and           5,000         III
                                                        Director, Robert
                                                        Fleming Inc., an
                                                        affiliate of FIAM,
                                                        and Director of
                                                        Robert Fleming
                                                        Holdings Limited.

                                                                                SHARES OF
                                                                                  COMMON
                                                                                  STOCK
                                  POSITION WITH        PRINCIPAL OCCUPATION      OWNED AT
         NAME           AGE          THE FUND         AND OTHER AFFILIATIONS  APRIL 6, 1998    CLASS
         ----           ---   ----------------------  ----------------------  --------------   -----
Dr. Nthato H. Motlana   73         Director           Medical doctor, civic           0          II
                                                        leader and chairman
                                                        and board member of
                                                        numerous
                                                        corporations and
                                                        charitable
                                                        institutions.
Arnold Witkin(1)        53         Director           Chairman, Gensec/NSA            0           I
                                                        Equity Fund (an
                                                        unlisted private
                                                        equity fund) since
                                                        January 1998.
                                                        Previously Chairman,
                                                        NSA Investment
                                                        Limited, (a
                                                        Johannesburg Stock
                                                        Exchange-listed
                                                        investment trust)
                                                        since 1994.
Ann Cranmer             51         Vice President     Director, Fleming               0          NA
                                                        Investment
                                                        Management Limited
                                                        since 1988 and
                                                        Director, Robert
                                                        Fleming Management
                                                        Services. Presently
                                                        head of Investment
                                                        Administration
                                                        Services Department
                                                        of Robert Fleming
                                                        Management Services.
Raymond Goldblatt       38         Vice President     Chief Executive                 0          NA
                                                        Officer, Fleming
                                                        Martin Asset
                                                        Management Limited
                                                        since 1997.
                                                        Previously Senior
                                                        Portfolio Manager at
                                                        Investec Asset
                                                        Management, South
                                                        Africa.

                                                                                SHARES OF
                                                                                  COMMON
                                                                                  STOCK
                                  POSITION WITH        PRINCIPAL OCCUPATION      OWNED AT
         NAME           AGE          THE FUND         AND OTHER AFFILIATIONS  APRIL 6, 1998    CLASS
         ----           ---   ----------------------  ----------------------  --------------   -----
Linda E. Field          36         Secretary          Manager, Fleming                0          NA
                                                        Investment Trust
                                                        Management Limited
                                                        since 1993.

---------------

  * Interested person of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund's Investment Adviser or of an affiliate thereof.
(1) Member, Audit Committee. The Committee reviews and reports to the Board with respect to the scope and results of the examination of the financial statements of the Fund by the independent accountants and related matters.

     The directors and officers of the Fund as a group owned less than 1% of the shares outstanding as of April 6, 1998. Each director and officer has served as such since the Fund commenced operations on March 11, 1994, except Ms. Cranmer, who has served since May 1994, and Ms. Field and Mr. Goldblatt, who have both served since June 1997.

     The Fund pays each of its Directors who is not an interested person (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Investment Adviser an annual retainer of $10,000, plus $500 for each Board meeting attended in person. See COMPENSATION TABLE below. The Fund reimburses such Directors for their out-of-pocket expenses incurred in connection with attendance of Board meetings. The total of such expenses accrued during fiscal 1998 was $1,530. For the period March 1, 1997 to February 28, 1998, there were five meetings of the Fund's Board of Directors.

                              COMPENSATION TABLE+

                                            PENSION OR                               TOTAL
                                            RETIREMENT                            COMPENSATION
                           AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL     FROM FUND AND
                          COMPENSATION   AS PART OF FUND     BENEFITS UPON        FUND COMPLEX
     NAME OF PERSON        FROM FUND         EXPENSES          RETIREMENT      PAID TO DIRECTORS
     --------------       ------------   ----------------   ----------------   ------------------
Anton Dirk Botha            $12,500             0                  0                $12,500
Dr. Nthato H. Motlana        12,000             0                  0                 12,000
Arnold Witkin                12,000             0                  0                 12,000

---------------

+ No compensation was paid by the Fund to Directors who were interested persons of the Fund (as defined under the 1940 Act).

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The members of the Audit Committee during the last fiscal year were Messrs. Botha and Witkin. The Audit Committee met twice during the Fund's last fiscal year. The Board of Directors does not have a nominating committee.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

                                 PROPOSAL NO. 2

     A majority of the members of the Board of Directors who are not interested persons of the Fund have selected Price Waterhouse LLP ("Price Waterhouse") as independent public accountants for the Fund for the Fund's fiscal year ending February 28, 1999. The ratification of the selection of independent public accountants is to be voted upon at the meeting and the persons named in the accompanying proxy intend to vote for Price Waterhouse. A representative of Price Waterhouse is expected to attend the meeting. At the meeting, such representative of Price Waterhouse will be given the opportunity to make a statement if he or she so desires. Such representative of Price Waterhouse is also expected to be available to respond to appropriate questions.

     The Board of Directors' policy regarding engaging independent public accountants' service is that Management may engage the Fund's independent accountants to perform any service(s) normally provided by independent public accounting firms, provided that such service(s) meets any and all of the independence requirements of the American Institute of Certified Public Accountants and the U.S. Securities and Exchange Commission. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from the Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                             STOCKHOLDER PROPOSALS

     Stockholders may be asked to consider and take action on proposals submitted by stockholders who are not members of management or the Board of Directors. Proposals by stockholders may be included in the Proxy Statement if the proposals are proper subjects for inclusion, are submitted to the Fund on a timely basis, and otherwise comply with Rule 14a-8 under Section 14(a) of the Securities Exchange Act of 1934 and the laws of the State of Maryland. Each proposal submitted should include the full and correct registered name and address of the stockholder(s) making the proposal, the number of shares owned and the dates of acquisition thereof. If beneficial ownership is claimed, proof thereof should be submitted with the proposal. In addition, proponents should appear personally or by proxy at the Annual Meeting to present the proposal for action. In order for such proposals to be included for the Annual Meeting of Stockholders to be held in 1999, they must be received by the Fund on or before January 8, 1999.

                                 OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those stated above. If any other business should come before the Meeting, the persons named in the Proxies intend to vote thereon in accordance with the views of the Fund's management.

                                          By order of the Board of Directors

                                          LINDA E. FIELD
                                          Secretary
April 8, 1998

                                                                      APPENDIX A


PROXY                    THE NEW SOUTH AFRICA FUND INC.

    PROXY SOLICITED BY THE BOARD OF DIRECTORS of The New South Africa Fund Inc. for use at the Annual Meeting of Stockholders to be held at 2:00 p.m. on Thursday, May 14, 1998 at the offices of Bear Stearns Funds Management Inc., 245 Park Avenue, New York, New York 10167, U.S.A. The undersigned hereby appoints Iain O.S. Saunders and Linda E. Field, in each case with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting and at all adjournments thereof, all shares of the Fund held of record by the undersigned on the record date for the Meeting upon the following matters, and upon any other matter which may properly come before the Meeting or any adjournment thereof, in their discretion.

    EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREIN AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN THE ELECTION OF ONE DIRECTOR AND FOR PROPOSAL 2.

1.  ELECTION OF DIRECTORS
      Nominee:  Arnold Witkin
      [ ] FOR      [ ] WITHHELD

2. Proposal to ratify the selection of Price Waterhouse LLP as the Fund's Independent Public Accountants for the fiscal year ended February 28, 1999.

               [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                (Continued and to be signed on the reverse side)

                          (Continued from other side)

    Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

                                               Dated:                     , 1998
                                                     ---------------------

                                               ---------------------------------
                                                          (Signature)

                                               ---------------------------------
                                                          (Signature)

                                                Please sign exactly as name
                                               appears. When shares are held by
                                               joint tenants, both should sign.
                                               When signing as attorney,
                                               executor, administrator, trustee
                                               or guardian, please give full
                                               title as such. If a corporation,
                                               please sign in full corporate
                                               name by president or other
                                               authorized officer. If a
                                               partnership, please sign in
                                               partnership name by authorized
                                               person.

                     PLEASE SIGN, DATE AND RETURN PROMPTLY